LORD ABBETT


Statement of  Additional Information                            February 1, 2000



                        Lord Abbett Tax-Free Income Trust
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This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor"), 80 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated February 1, 2000.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available, without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

                             TABLE OF CONTENTS                             Page
 1.      Investment Policies                                                 2
 2.      Trustees and Officers                                               9
 3.      Investment Advisory and Other Services                             13
 4.      Portfolio Transactions                                             14
 5.      Purchases, Redemptions and Shareholder Services                    15
 6.      Taxes                                                              22
 7.      Risk Factors                                                       23
 8.      Performance                                                        27
 9.      Information About the Fund                                         28
10.      Financial Statements                                               29

                                       1.
                               Investment Policies
Each Fund of Lord Abbett Tax-Free Income Trust (the "Company" or the "Fund") is a non-diversified open-end managment investment company registered under the Investment Company Act of 1940, as amended (the "Act").

Fundamental Investment Restrictions. Each Fund is subject to the following fundamental investment restrictions which cannot be changed without the approval of the holders of a majority of its outstanding shares.

Each Fund may not:

     (1) borrow money (except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law);

     (2) pledge its assets (other than to secure borrowings or to the extent permitted by the Funds' investment policies as permitted by applicable law;

     (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Company may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or

     (7) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental   Investment   Restrictions.   In  addition  to  the  policies
in the Prospectus and the investment
restrictions above, which cannot be changed without shareholder approval,each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.
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Each Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 deemed to be liquid by the Board of Trustees;

     (4)  invest  in  securities  of  other  investment  companies,   except  as
          permitted by applicable law;

     (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of such Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.
          S. government, its agencies or instrumentalities);

     (6) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or trustees or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such Fund's total assets (included within such limitation, but not to exceed 2% of such Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange;

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that such Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in a Fund of the Company.

With respect to each Fund, there is no fundamental policy or restriction with respect to diversification, but each Fund will be required to meet the diversification rules under Subchapter M of the Internal Revenue Code.


While each of the Funds may take short-term gains if deemed appropriate, normally, the Funds will hold securities in order to realize interest income exempt from federal income tax and, where applicable, its state's personal income tax, consistent with reasonable risks. For the fiscal year ended October 31, 1999 the portfolio turnover rates for the Florida, Georgia, Michigan and Pennsylvania Funds were 191.12%, 115.87%, 186.97% and 40.76%, respectively.

The liquidity of a Rule 144A security will be a determination of fact for which the trustees are ultimately responsible. However, the Trustees may delegate the day-to-day function of such determinations to Lord Abbett, subject to the Trustees' oversight. Examples of factors which the Trustees may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Municipal Bonds

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations have been imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Description of Four Highest Municipal Bond Ratings

Moody's describes its four highest ratings for municipal bonds as follows:

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

Standard & Poor's describes its four highest ratings for municipal bonds as follows:

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet ts financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions are changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation."

Fitch describes its four highest ratings for municipal bonds as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category."

Options And Financial Futures Transactions

General. Each Fund may engage in futures and options transactions in accordance with its investment objective and policies. Each Fund intends to engage in such transactions if it appears advantageous to do so, in order to pursue its investment objective, to hedge against the effects of fluctuating interest rates and to stabilize the value of its assets. The use of futures and options and possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts. Each Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed-income securities pursuant to the contract, adjustments are made which reflect differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. Each Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of each Fund and futures contracts subject to outstanding options written by each Fund would exceed 50% of the total assets of each Fund. Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Each Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time each Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If Lord Abbett's judgment about the general direction of interest rates or markets is wrong, the Funds' overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index. In addition, the market prices of futures contracts may be affected by certain factors. For example, if participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser still may not result in a successful hedging transaction. If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

Options On Financial Futures Contracts. Each Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. Each Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case that Fund would lose the premium paid therefor.

Options On Securities. Each Fund may write (sell) covered call options on securities so long as it owns securities which are acceptable for escrow purposes and may write secured put options on securities, which means that, so long as a Fund is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. Each Fund may write or purchase spread options, which are options for which the exercise price may be a fixed-dollar spread or yield spread between the security underlying the option and another security it does not own, but that is used as a benchmark. The exercise price of an option may be below, equal to or above, the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows each Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund might like to establish a position in securities upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

Over-The-Counter Options. As indicated in the Prospectus, each Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer, as a result of the insolvency of such dealer or otherwise, in which event each Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and a wider range of expiration dates and exercise prices, than are exchange- traded options. Since there is no exchange, normally pricing is done by reference to information from market makers, which information is carefully monitored by the Company's investment adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, each Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes, while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Company understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and its investment adviser disagree with this position and believe that dealers with which they intend to engage in OTC options transactions are, generally, agreeable to and capable of entering into closing transactions. The Company has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of each Funds' portfolio. A description of such procedures is set forth below.

Each Fund will only engage in OTC options transactions with dealers that have been specifically approved by the trustees of the Company. The Fund and their investment adviser believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions, if necessary. The Fund will not engage in OTC options transactions if the amount invested by a Fund in OTC options, plus a "liquidity charge" related to OTC options written by such Fund, plus the amount invested by such Fund in illiquid securities, would exceed 10% of the Fund' net assets. The "liquidity charge" referred to above is computed as described below.

The Company anticipates entering into agreements with dealers to which the Funds sell OTC options. Under these agreements, a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option, for such purposes, will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Options On Securities Indices. Each Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which a Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market until the option expires or is closed out, cash or equivalents equal in value to such excess.

Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Delayed Delivery Transactions. Each Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities, with payment and delivery to take place in the future, in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage or to speculate in interest rate changes. A Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Regulatory  Restrictions.  To the  extent  required  to comply  with  applicable
Securities and Exchange Commission requirements, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, each Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts.

To the extent required to comply with Commodities Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, no Fund will enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open options on futures would exceed 5% of that Funds' total assets. No Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner and
(3) cash proceeds from investments due in 30 days.

                                       2.
                              Trustees and Officers


The Board of Trustees of the Fund is responsible for the management of the business and affairs of each Fund.

The following trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director or trustee of the thirteen other Lord Abbett-sponsored funds.

*Robert S. Dow, age 54, Chairman and President
*Mr. Dow is an "interested person" as defined in the Act.

The following outside trustees are also directors or trustees of thirteen other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow, Trustee
245 Park Avenue, Suite 2414
New York, New York

Senior Adviser, Time Warner, Inc. (since 1998). Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H.T. Bush, Trustee
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Age 61.

Robert B. Calhoun, Jr., Trustee
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Age 57.

Stewart S. Dixon, Trustee
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (Since 1990). Age 69.

John C. Jansing, Trustee
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.

C. Alan MacDonald, Trustee
Directorship, Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Currently involved in golf development  management on a consultancy basis (since
1999). Formerly, Managing Director of The Directorship Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with eighteen of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 66.

Hansel B. Millican, Jr., Trustee
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company (since 1991). Age 71.

Thomas J. Neff, Trustee
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm (since 1976). Currently serves as Director of Ace, Ltd. (NYSE). Age 62.

The second column of the following table sets forth the compensation accrued for outside trustees. The third column sets forth information with respect to the pension or retirement benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored Funds. No trustee of the Funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a trustee or officer.

                                 For the Fiscal Year Ended October 31, 1999

         (1)                  (2)                  (3)                    (4)
                                               Pension or             For Year Ended
                                               Retirement Benefits    December 31, 1999
                                               Accrued by the         Total Compensation
                           Aggregate           Company and            Paid by the Company and
                           Compensation        Thirteen Other Lord    Thirteen Other Lord
                           Accrued by          Abbett-sponsored       Abbett-sponsored
Name of Trustee            the Company/1       Funds/2                Funds/3
---------------            --------------      --------------------   ---------------------
E. Thayer Bigelow          $1,000              $17,068                $57,400
William H. T. Bush*        $  289              $none                  $27,500
Robert B. Calhoun, Jr.**   $  394              $none                  $33,500
Stewart S. Dixon           $  984              $32,190                $56,500
John C. Jansing            $  971              $45,0854               $55,500
C. Alan MacDonald          $  971              $30,703                $55,000
Hansel B. Millican, Jr.    $  971              $37,747                $55,500
Thomas J. Neff             $  989              $19,853                $56,500

 *Elected as of August 13, 1998. **Elected as of June 17, 1998.


1. Outside trustees/directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each Fund. A portion of the fees payable by the Fund to its outside directors is being deferred under a plan ("equity based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 1999 with respect to the equity based plan established for independent directors/trustees in 1996. This plan supersedes a previously approved retirement plan for all future directors/trustees. Current directors had the option to covert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This column shows aggregate compensation, including trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, by the Lord Abbett-sponsored funds during the year ended December 31, 1999 (including fees directors have chosen to defer) but does not include amounts accrued under the equity based plan and shown in Column 3 The amounts of the aggregate compensation payable by the Fund as of October 31, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $5,695; Mr. Dixon, $1,216; Mr. Jansing, $8,010; Mr. MacDonald, $2,575; Mr. Millican, $8,041, and Mr. Neff, $8,034. If the amounts deemed invested in Company shares were added to each trustees actual holdings of Company shares as of October 31, 1999, each would own the following: Mr. Bigelow, $5,695; Mr. Dixon, $1,216, Mr. Jansing, $8,010, Mr. MacDonald, $2,575, Mr. Millican, $8,041, and Mr. Neff, $8,034.

   4. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors/trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. This, if Mr. Jansing were to retire and the annual retainer payable by the Funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Messrs. Brown, Carper, Messrs. Hilstad, and Morris are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

Executive Vice President:
Zane Brown, age 48

Vice Presidents:

Paul A. Hilstad, age 57, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)


Joan A. Binstock, age 45 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Daniel E. Carper, age 48


Philip Fang, age 34


Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)


John R. Mouseeau,  age 43


A.Edward Oberhaus, III, age 40


Tracie E. Richter, age 31 (with Lord Abbett since 1999, formerly Vice President-Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs)


Treasurer
Donna M. McManus, age 39 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP)
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The Company does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Company outstanding and entitled to vote at the meeting.


As of February 1,2000, our officers and directors/trustees as a group owned less than 1% of the Fund's outstanding shares and there were no known record holders of 5% or more of the Fund's outstanding shares other than Lord Abbett Distributor.

                                       3.
                     Investment Advisory and Other Services



The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, each fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets of each Fund for each month, at the annual rate of .50 of 1%. This fee is allocated among each Fund's classes based on the class's proportionate share of the average daily net assets of the Fund.

Each Fund pays all expenses  not  expressly  assumed by Lord
Abbett, including without limitation 12b-1 expenses; outside trustees' fees and expenses; association membership dues; legal and auditing fees; taxes; transfer and dividend disbursing agent fees; shareholder servicing costs; expenses relating to shareholder meetings; expenses of preparing, printing and mailing share certificates and shareholder reports; expenses of registering our shares under federal and state securities laws; expenses of preparing, printing and mailing prospectuses to existing shareholders; insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or part of its management fees and may assume other expenses of the Fund. Subsequently, Lord Abbett may charge these fees and/or omit these subsidies on a partial or complete basis.

The Company's Management Agreement provides for each Fund to repay Lord Abbett without interest for subsidized expenses on and after the first day of the calendar quarter after the net assets of a Fund first reaches $50 million (the "commencement date") and until the net assets reach $100 million, provided the ratio of operating expenses of the Fund (determined before taking into account any fee waiver or expense assumption) to average net assets is less than .85% and the amount repaid is equal in dollars to the difference between the expenses included in the determination of such expense ratio and those at an expense ratio of .85%. Beginning on the first day of the calendar quarter after the net assets of a Fund first reach $100 million, the repayment of expenses shall be measured by the difference between the expenses included in the determination of each Fund expense ratio and those at an expense ratio of 1.05%. A Fund shall not be obligated to repay any such expenses after the earlier of the termination of the Management Agreement or the end of five full fiscal years after the commencement date.


As of October 31, 1999, other expenses reimbursed by Lord Abbett and not repaid by the Georgia Fund amounted to $.

Gross management fees, management fees waived and net management fees for each Fund for the years ended October 31, 1999, 1998 and 1997 respectively, were as follows:

FUND                                                 1999
----                                                 ----
                           Gross            Management        Net
                           Management       Fees              Management
                           Fees             Waived            Fees
                           ----             ------            ----
Florida                    $641,726           -              $641,726
Pennsylvania               $504,847           -              $504,847
Michigan                   $265,750           -              $265,750
Georgia                    $129,345        $(129,345)           -

FUND                                                 1998
----                                                 ----
                           Gross            Management        Net
                           Management       Fees              Management
                           Fees             Waived            Fees
                           ----             ------            ----
Florida                    $702,730            -              $702,730
Pennsylvania               $492,670            -              $492,670
Michigan                   $266,479            -              $266,479
Georgia                    $84,279          $84,279               -


FUND                                                 1997
----                                                 ----
                           Gross            Management        Net
                           Management       Fees              Management
                           Fees             Waived            Fees
                           ----             ------            ----
Florida                    $760,504            --             $760,504
Pennsylvania               $464,836         $34,734           $430,102
Michigan                   $261,943         $45,360           $216,583
Georgia                    $59,788          $59,788               --


Expenses of the Georgia Fund assumed by Lord Abbett for the year ended October 31, 1996 was $24,665.

The Bank of New York ("BNY"), 40 Wall Street, New York, New York 10286, serves as each Fund's custodian.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of each Fund and must be approved at least annually by the Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in our Annual Report to Shareholders.

United  Missouri  Bank of Kansas  City,  N.A.,  Tenth and  Grand,  Kansas  City,
Missouri 64141, acts as the transfer agent and dividend disbursing agent for each Fund.



                                       4.
                             Portfolio Transactions



Each  Fund's   policy  is  to  obtain  best   execution  on  all  our  portfolio
transactions, which means that each Fund seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions (if any) and dealer markups and markdowns and any brokerage commissions and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission that some brokers might charge on the same transaction. This policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored Fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of each Lord Abbett-sponsored fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Company; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Company, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of Lord Abbett-sponsored funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Lord Abbett-sponsored funds' shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

The Lord Abbett-sponsored fund does will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for their benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended October 31, 1999, 1998 and 1997 , we paid no commissions to independent brokers.


                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption or repurchase of our shares is described in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE")on each day the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System market are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

For each class of shares the net asset value per share will be determined by taking the net assets and dividing by the outstanding shares.

The maximum offering prices of our Class A shares on October 31, 1999 were computed as follows:


                                               Florida         Pennsylvania      Georgia     Michigan
                                                Fund                Fund          Fund         Fund
Net asset value per share (net assets

divided by shares outstanding) .................$4.52              $4.81          $4.91        $4.75

Maximum offering price per share (net

asset value divided by .9525) ..................$4.67              $4.97          $5.07        $4.91

The offering prices of our Class C shares on October 31, 1999 were computed as follows:


                                            Florida Fund

Net asset value per share (net assets
divided by shares outstanding) .................$4.52

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For our last three fiscal years, Lord Abbett as our principal underwriter received net commissions after allowance of and carried over to future years a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                               Year Ended        Year Ended        Year Ended
                               Oct. 31, 1997     Oct. 31, 1998     Oct. 31, 1999
                               -------------     -------------     -------------

Gross sales charge                $870,073       $904,104          $863,951
Amount allowed
to dealers                        $769,150       $797,281          $749,070
                                  --------       --------          ---------


Net commissions received

by  Lord Abbett Distributor      $ 100,923       $ 106,823         $114,881
                                 =========       =========         =========

ALTERNATIVE SALES ARRANGEMENTS


Classes of Shares. The Funds offer different classes of shares as described in the Prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored Funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.23 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.


Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A and Class C, and considered the effect of the higher distribution fees on Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be 0investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more and you plan to invest more than $100,000, Class A shares will likely be more advantageous than Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class C shareholders will be reduced by the expenses borne solely by this class, such as the higher distribution fee to which Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC and the distribution fee for Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A and Class C Rule 12b-1 Plans. As described in the Prospectus, each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act for the Class A shares (all Fund) and the Class C shares (Florida Fund only): the "A Plans" and the "C" Plan," respectively. The A Plans each become effective when the required level of net assets for each Fund is reached. The Florida Funds' A Plan became effective October 1, 1992. The Pennsylvania Fund A Plan became effective on April 1, 1998. In adopting a Plan for each class of each Fund and in approving its continuance, the trustees have concluded that, based on information provided to Lord Abbett, there is a reasonable likelihood that each Plan will benefit its respective class and each class' shareholders. The expected benefits include greater sales, lower redemptions of Class shares, which should allow each class to maintain a consistent cash flow and a higher quality of service to shareholders by dealers than would otherwise would be the case. During the last fiscal year, the Company paid $ and $ through Lord Abbett to dealers pursuant to the Florida Funds' A Plan and C Plan, respectively. The A Plans for the Georgia and Michigan Fund are not yet effective. Lord Abbett uses amounts received under the Florida Funds' A and C Plans as described in the Prospectus and for payments to dealers for (i) providing continuous services to the Florida Fund' shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund, respectively.

Each Plan requires the trustees to review, on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the trustees and of the trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of relevant class of the Fund in question and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC") applies, regardless of class and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your share value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

Class A Shares. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or ClassA shares of another Lord Abbett-sponsored fund or Fund acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class C Shares. (Florida Fund only.) As stated in the Prospectus, subject to certain exceptions, if Class C shares of the Florida Fund are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Florida Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored Fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Florida Fund' Class C shares.

General. With respect to Class A shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of both Class A and Class C shares, the CDSC is received by the applicable Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund.

The other funds and Fund which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain Fund of Lord Abbett Tax-Free Income Fund and the Company for which a Rule12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDSC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC on behalf of other Lord Abbett funds. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower CDSC at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund or Fund paid a 12b-1 fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Company in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored Company). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Companies" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Fund Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares.

Statement Of Intention. Under the terms of the Statement of Intention as described in the Prospectus to invest $100,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Company to sell, the full amount indicated.

Rights Of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases Of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased trustee or employee). The terms "our trustees" and "employees of Lord Abbett" also include other family members and retired trustees and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, and (f) through Retirement Plans with at least 100 eligible employees. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Company to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other funds before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Company and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Roth and Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                      Taxes

Each Fund will be treated as a separate entity for federal income tax purposes. As a result, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. Each Fund qualified as regulated investment company for its last fiscal year and intends to do so for this fiscal year. If any Fund does not qualify it will be taxed as a normal corporation.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Company may not be deductible, in whole or in part, for federal, state or local income tax purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of the Company even though the borrowed funds may not be directly traceable to the purchase of shares.

Fund shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in Fund shares.

Certain financial institutions like other taxpayers may be denied a federal income tax deduction for the amount of interest expense allocable to an investment in the Company. The deduction for loss reserves available to property and casualty insurance companies may be reduced by a specified percentage as a result of their investment in the Company.

The value of any shares redeemed by the Company or repurchased or otherwise sold may be more or less than your tax basis at the time of disposition. Any gain generally will be taxable for federal income tax purposes. Any loss realized on the disposition of Company shares held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distribution designated by the Company as a "capital gains distribution" received with respect to such shares. Moreover, shareholders will not be allowed to recognize for tax purposes any capital loss realized on the redemption or repurchase of Company shares which they have held for six months or less to the extent of any tax-exempt distributions received on the shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Each Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict a Fund's ability to engage in the writing of call options, in financial futures transactions or in other investment techniques and practices. In addition, in order to qualify for exemption from state and local personal property taxes in Florida and Pennsylvania, a Fund may be required to refrain from engaging in transactions, techniques or practices it is otherwise permitted to engage in or to dispose of investments attributable to such transactions each year before the relevant "statutory assessment dates."

The foregoing discussion relates solely to U. S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U. S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

Except as otherwise discussed in the Prospectus, the receipt of dividends and distributions from the Funds may be subject to state and local taxes. You should consult your tax adviser on state and local tax matters.

                                       7.
                       Risk Factors Regarding Investments
                   in Florida, Georgia, Michigan, Pennsylvania
                         and Puerto Rico Municipal Bonds

The following information is a summary of special risks affecting the states and territory indicated, each of which could affect the bonds purchased by the Funds. It does not purport to be complete or current and is based upon information and judgments derived from public documents relating to such states and territory. The Funds have not verified any of this information.

Florida Bonds

Florida's economic expansion has been strong, as employment rates continued to grow steadily. The Florida economy is expecting a mild slowdown of growth. Because Florida has a proportionately greater retirement age population than the rest of the nation, property income (dividends, interest and rent and transfer payments (social and pension benefits, for example) are relatively more important sources of income.

Florida's economy has performed well in recent years, largely due to rapid population growth. The State's total personal income has grown at a strong rate and outperformed the U.S. and other southeastern states. The increase in personal income directly reflects the population increase. Per capita income has closely tracked the national average for many years. Florida's unemployment rate has been below or about the same as the national average since 1995. The increase in population has placed increased pressure on the State's transportation infrastructure and other facilities.

Florida's economy is gradually becoming less dependent on employment related to construction, agriculture and manufacturing and more dependent on services and trade-related employment. The decline in importance of construction and construction-related industries is expected to continue, as Florida's economy diversifies.

Tourism continues to be one of Florida's most important industries. The State has worked to diversify its tourist attractions, and this diversification has helped to reduce, to a degree, the seasonal character of the industry and to stabilize tourist-related employment.

Florida's tax base is relatively narrow, with most of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source creates some vulnerability. In addition, Florida passed a constitutional amendment in 1994 that limits the rate of growth in state revenues. This limitation, however, exempts revenues pledged to bonds.

Georgia Bonds

Georgia has been one of the fastest-growing states in terms of population, and has benefited from steady economic growth due to the State's low cost of living, extensive transportation infrastructure and low unemployment rates. Nevertheless, Georgia's per capita income remains below the national average.

Georgia's unemployment rate has declined steadily since 1992, and remains below the national average. The State's per capita income, while it has grown strongly, is still less than the national average. Personal income levels also have shown steady increases, as have State revenues.

The State had an undesignated, unreserved General Fund balance of $776 million in fiscal year 1996-97. In addition, Georgia's Revenue Shortfall Reserve Fund, which was drawn down to zero in the early 1990s, had a balance of $334 million at the end of the 1996-97 fiscal year.

The Georgia Constitution provides that the State may incur general obligation debt and guaranteed revenue debt for public purposes. However, the Georgia Constitution imposes certain debt limits and controls. General obligation debt cannot exceed 10 percent of total revenue receipts less refunds of the State treasury.

Michigan Bonds

Michigan's economic forecast for 1999 projects healthy growth. Michigan's economy remains heavily concentrated in the manufacturing sector. The State's automobile industry remains an important component of this sector. Accordingly, the State's economy is potentially more volatile than those of other states with more diverse economies and may be more likely to be adversely affected by recent global economic problems. In recent years, however, the State's economy has diversified somewhat. Renewed state economic growth has caused the Michigan unemployment rate to remain slightly below the U.S. unemployment rate for seven consecutive years, running counter to a historical trend of Michigan having a higher unemployment rate than the national average.

As a result of legislative action in 1993, and a statewide referendum in 1994, the State has made major changes in the financing of local public schools. Most local property taxes, which had been the primary source of school financing, have been repealed. They have been replaced by other revenues, with the principal replacement revenue being an increased sales tax. These additional revenues will be included within the State's constitutional revenue limitations and may have an impact on the State's ability to raise additional revenues in the future.

The Constitution provides that the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations set by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, without the approval of the electors of the local unit voting on the question. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution also contains millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be reduced accordingly.

As of September 30, 1998, Michigan's outstanding general obligation debt totaled approximately $874 million.

In 1978, the Michigan Constitution was amended to limit the amount of total state revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar-year or the average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income. The State may, however, raise taxes in excess of the limit for emergencies, when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature. The revenue limit does not apply to taxes imposed for the payment of principal of and interest on bonds of the State, if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the Legislature. The Constitution also provides that the proportion of State spending paid to all local units of government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

Pennsylvania Bonds

Pennsylvania is an established, yet growing state with a diversified economy. Many major corporations have their headquarters in Pennsylvania. Pennsylvania has been historically identified as a heavy-industry state, although that reputation has changed over the last 30 years as the industrial composition of Pennsylvania diversified with the decline of the coal, steel, and railroad industries. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture also remains an important part of the State's economy. Pennsylvania's unemployment rate has declined steadily since its peak in 1992, and in 1998 was equal to the national average. However, employment growth continues to lag behind the national average.

The fiscal years 1993 through 1998 were characterized by steady, modest economic growth and low inflation rates. These economic conditions, combined with several years of tax reductions following the various tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced tax revenue and total revenue gains during the period. In fiscal year 1998, the Commonwealth had a significant operating surplus.

Per capita income in Pennsylvania has continued to grow and remains above the national average. Concurrently, unemployment has continued to decrease and is now equal to the U.S. average.

The Pennsylvania Constitution mandates that the total operating budget appropriations made by Commonwealth's General Assembly may not exceed the sum of
(a) the actual and estimated revenues in any given year, and (b) the surplus of the preceding year. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects, subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, for the account of the General Fund or the Motor License Fund or both such funds. Tax anticipation notes must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed, in the aggregate, 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget.

Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes, subject to the applicable statutory and Constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years.

Certain Commonwealth-created agencies have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not a moral or statutory obligation of the Commonwealth. Some of these agencies, however, indirectly depend on Commonwealth appropriations.

The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease as lessee certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of those leases and their respective lease payments are pledged as security for debt obligations issued by certain public authorities for other entities within the State. All lease payments due from Commonwealth departments and agencies are subject to and depend on an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be paid. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

The Commonwealth established the Pennsylvania Intergovernmental Cooperation Authority ("PICA") in 1991 to assist Philadelphia in remedying fiscal emergencies. Philadelphia is currently operating under a five-year fiscal plan approved by PICA on May 20, 1997.

Puerto Rico Bonds

Each fund may invest in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Puerto Rico's economic health is closely tied to the price of oil and the state of the U.S. economy. Although its unemployment rate has generally declined in recent years, Puerto Rico's unemployment rate continues to substantially exceed the U.S. average. Puerto Rico's economy has experienced significant growth. Continued growth depends on factors, such as the state of the U.S. economy, stability of the price of oil and borrowing costs.

Puerto Rico's manufacturing sector has become more diversified as industrial development has become more capital intensive and more dependent on skilled labor. The service sector, including wholesale and retail trade, finance, insurance and real estate, also plays a major role in the economy. The service sector ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector.

Much of the development of the manufacturing sector in Puerto Rico to date can be attributed to various federal and Commonwealth tax incentives, most notably
Section 936 of the Internal Revenue Code (the "Code"), which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. tax on certain income from operations and the Commonwealth's Industrial Incentives Program. However, in 1996 amendments were passed that phase out Section 936 tax credits over ten years for existing claimants and eliminate it for corporations without established operations after October 1995. The long-term effects on the Puerto Rico economy of the repeal of section 936 cannot yet be determined, although the repeal is not expected to have material adverse effects on the Commonwealth's economy in the short- or medium-term. The Commonwealth also needs to address its substantial unfunded pension liabilities to its two main public pension systems.

Puerto Rico's economy has continued to expand for over a decade, with almost every sector participating and resulting in record levels of employment (although Puerto Rico's unemployment rate has continued to substantially exceed the average for the United States). Factors behind this expansion included Commonwealth-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers and the relatively low cost of borrowing.

The Commonwealth's general fund has had a positive cash balance in recent years, but was forecast to decrease by $266.6 million by the end of fiscal 1999.

The Constitution of Puerto Rico provides that public debt of the Commonwealth will constitute a first claim on available Commonwealth revenues. Public debt includes general obligation bonds and notes of the Commonwealth and any payments required to be made by the Commonwealth under its guarantees of bonds and notes issued by its public instrumentalities.

The Constitution of Puerto Rico also provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and covered into the Treasury of Puerto Rico (principally income taxes, property taxes and excise taxes) in the two fiscal years preceding the then current fiscal year.

In recent years the Commonwealth has had higher levels of public sector debt compared to the growth in nominal gross product. These higher levels are due to the increase during fiscal 1996, 1997, and 1998 in the amount of debt incurred to finance infrastructure projects. This trend is expected to continue during the next few fiscal years as the level of public sector capital investment remains high.

                                       8.
                                Performance

Each Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to its computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000 which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Florida Fund' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

The total returns for the one-year ended October 31, 1999 for Class A shares of the Florida, Georgia, Michigan and Pennsylvania Fund were: -4.74%, -4.36%, -3.55% and -4.13%, respectively. The average annual compounded rates of total return for the five year period ended October 31, 1999 for the Florida Fund and the life of the Florida Fund (commencing on September 25, 1991 to October 31,
1999), the life of the Georgia Fund (commencing on December 27, 1994 to October 31, 1999), the life of the Pennsylvania Fund (commencing on February 3, 1992 to October 31, 1999) and the life of the Michigan Fund (commencing on December 1, 1992 to October 31, 1999), were as follows: 5.42 %, 5.29%, 6.79%, 5.99% and
5.74%, respectively.

The total return for the Class C shares of the Florida Fund for the year ended October 31, 1999, 1998 and the life of the class (commencing July 15, 1996 to October 31, 1999) was -5.43% and 3.13%, respectively.

Our yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for a class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yield for C shares does not reflect the deduction of the CDSC. For the 30-day period ended October 31, 1999 the yields for Class A shares of the Florida, Georgia,
Pennsylvania and Michigan Fund were 4.47%, 4.63 %, 4.77 % and 4.63 %, respectively. The yield for Class C shares of the Florida Fund for such 30 day period was 3.98 %.

Each Funds' tax-equivalent yield for each Class is computed by dividing that portion of the appropriate Class' yield (as determined above) which is tax exempt by one minus a stated income tax rate (Florida - .3600%; Pennsylvania -.3779%, Michigan - .3882% and Georgia - .3984%) and adding the product to that portion, if any, of the appropriate Class' yield that is not tax exempt. For the 30-day period ended on October 31, 1999, the tax-equivalent yields for Class A shares of the Florida, Georgia, Pennsylvania and Michigan Fund were 6.98%, 7.70 %, 7.80%, and 7.44%, respectively. The tax-equivalent yield for Class C shares of the Florida Fund for such 30 day period was 6.22 %.

It is important to remember that these figures represent past performance and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       9.
                          Information About the Fund

The Company was established on September 11, 1991 as a Massachusetts business trust by a Declaration of Trust. As a Trust, the Company does not hold regular meetings of shareholders, although special meetings may be called for a specific Fund or for the Company as a whole, for purposes such as electing or removing trustees, changing fundamental policies or approving an advisory contract. The Company will promptly call a meeting of shareholders to vote on whether to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the Company's outstanding shares, and the trustees, within 5 business days of a written request by 10 or more shareholders who have been of record for at least 6 months and who hold in the aggregate the lesser of either shares having a net asset value of at least $25,000 or 1% of such outstanding Company shares, shall give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of the Company's mailing their request.

Lord Abbett Tax-Free Income Trust (the "Company") was organized as a Massachusetts Business Trust on September 11, 1991. The Company's Board of Trustees has authority to create separate series of shares of beneficial interest, without further action by shareholders. To date, the Company has four series: the Florida Fund, the Georgia Fund, the Michigan Fund and the Pennsylvania Fund (each a "Fund"). The Florida Fund consists of three classes of shares: Class A, C and P. The other Funds consist of a two classes of shares:
Class A and P. Although no present plans exist, further funds and/or classes may be added in the future.

Rule 18f-2 under The Investment Company Act of 1940, as amended (the "Act") provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or funds affected by such matter. Rule 18f-2 further provides that a class or fund shall be deemed to be affected by a matter unless the interests of each class or funds in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of the Rule.

Under the Declaration of Trust, the trustees may provide for additional funds and classes from time to time. Any additional fund and class would have rights separate from the other funds and classes. Within each fund and class, all shares have equal voting rights and equal rights with respect to dividends, assets and liquidation.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Company. However, the Declaration of Trust disclaims shareholder liability for acts, obligations or affairs of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or the Trustees. The Declaration of Trust also provides for indemnification out of a Funds' property for all losses and expenses of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Company believes that, in view of the above, the risk of personal shareholder liability is remote.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each of the Lord Abbett-sponsored mutual funds to the extent contemplated by the recommendations of such Advisory Group.

                                       10.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements in the 1999 Annual Report to Shareholders of Lord Abbett Tax-Free Income Trust, are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.